Exhibit 99.2

RenaissanceRe Holdings Ltd.

Financial Supplement

December 31, 2009

Contact:

Investors:

RenaissanceRe Holdings Ltd.

Rohan Pai

Director of Investor Relations

441-295-4513

Media:

Kekst and Company

David Lilly or Dawn Dover

212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment - Catastrophe and Specialty Underwriting Results	6
d.	Reinsurance Segment - Gross Premiums Written	7
e.	Individual Risk Segment - Gross Premiums Written	8
f.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	9-10

Balance Sheets
a.	Summary Consolidated Balance Sheets	11

Investments
a.	Investment Portfolio - Composition	12
b.	Summary of Other Investments	13
c.	Investment Result	14
d.	Investment Portfolio - Yield to Maturity and Credit Rating	15
e.	Investment Portfolio - Change in Fair Value	16
f.	Fixed Maturity Investments - Securitized Assets	17
g.	Fixed Maturity Investments - Corporate Sector	18
h.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings per Share	21
b.	Equity in (Losses) Earnings of Other Ventures	22
c.	Other Income (Loss)	23
d.	Ratings	24

Comments on Regulation G		25-26

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 25 and 26 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its quarterly reports on Form 10-Q.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2008. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its quarterly reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
Highlights
Gross premiums written	$73,046	$161,609	$1,728,932	$1,736,028
Net premiums written	53,093	142,074	1,206,397	1,353,620
Net premiums earned	296,238	321,995	1,273,816	1,386,824
Net claims and claim expenses incurred	5,700	28,769	197,287	760,489
Underwriting income	184,499	205,683	697,068	290,617
Net investment income (loss)	60,747	(82,724)	323,981	24,231
Net income (loss) available (attributable) to RenaissanceRe common shareholders	211,767	(55,192)	838,858	(13,280)

Net realized and unrealized gains (losses) on fixed maturity investments	35,353	(17,622)	93,162	10,700
Net other-than-temporary impairments	(1,280)	(66,251)	(22,481)	(217,014)

Operating income available to RenaissanceRe common shareholders (1)	177,694	28,681	768,177	193,034

Total assets	$7,801,041	$7,984,051	$7,801,041	$7,984,051
Total shareholders’ equity	$3,840,786	$3,032,743	$3,840,786	$3,032,743

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.38	$(0.91)	$13.40	$(0.21)
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.82	$0.47	$12.25	$3.04
Dividends per common share	$0.24	$0.23	$0.96	$0.92

Book value per common share	$51.68	$38.74	$51.68	$38.74
Adjustment for goodwill and other intangibles (1)	(1.95)	(2.01)	(1.95)	(2.01)

Tangible book value per common share (1)	49.73	36.73	49.73	36.73
Accumulated dividends per common share	8.88	7.92	8.88	7.92

Tangible book value per common share plus accumulated dividends (1)	$58.61	$44.65	$58.61	$44.65

Change in tangible book value per common share plus change in accumulated dividends	5.5%	(0.2%)	38.0%	(8.0%)

Financial ratios
Net claims and claim expense ratio - current accident year	27.3%	41.3%	34.7%	71.8%
Net claims and claim expense ratio - prior accident years	(25.4%)	(32.4%)	(19.2%)	(17.0%)

Net claims and claim expense ratio - calendar year	1.9%	8.9%	15.5%	54.8%
Underwriting expense ratio	35.8%	27.2%	29.8%	24.2%

Combined ratio	37.7%	36.1%	45.3%	79.0%

Operating return on average common equity - annualized (1)	22.7%	4.8%	27.6%	7.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Revenues
Gross premiums written	$73,046	$202,413	$855,172	$598,301	$161,609

Net premiums written	$53,093	$75,098	$631,370	$446,836	$142,074
Decrease (increase) in unearned premiums	243,145	220,915	(251,553)	(145,088)	179,921

Net premiums earned	296,238	296,013	379,817	301,748	321,995
Net investment income (loss)	60,747	106,815	114,293	42,126	(82,724)
Net foreign exchange (losses) gains	(862)	1,556	(4,162)	(10,155)	(5,553)
Equity in (losses) earnings of other ventures	(523)	4,331	5,432	1,736	148
Other income (loss)	7,048	13,424	(3,656)	(14,795)	6
Net realized and unrealized gains (losses) on fixed maturity investments	35,353	16,794	18,889	22,126	(17,622)

Total other-than-temporary impairments	(1,280)	(1,408)	(5,289)	(19,022)	(66,251)
Portion recognized in other comprehensive income, before taxes	—	1,062	3,456	—	—

Net other-than-temporary impairments	(1,280)	(346)	(1,833)	(19,022)	(66,251)

Total revenues	396,721	438,587	508,780	323,764	149,999

Expenses
Net claims and claim expenses incurred	5,700	38,567	66,823	86,197	28,769
Acquisition expenses	48,473	44,203	52,495	44,604	59,281
Operational expenses	57,566	45,498	46,865	39,757	28,262
Corporate expenses	5,632	(4,319)	6,339	6,588	6,705
Interest expense	3,027	3,748	4,200	4,136	6,513

Total expenses	120,398	127,697	176,722	181,282	129,530

Income before taxes	276,323	310,890	332,058	142,482	20,469
Income tax (expense) benefit	(5,301)	(3,993)	(652)	852	368

Net income	271,022	306,897	331,406	143,334	20,837
Net income attributable to redeemable noncontrolling interest - DaVinciRe	(48,680)	(37,694)	(49,652)	(35,475)	(65,454)

Net income (loss) attributable to RenaissanceRe	222,342	269,203	281,754	107,859	(44,617)
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$211,767	$258,628	$271,179	$97,284	$(55,192)

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.82	$3.85	$4.05	$1.52	$0.47
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.41	$4.15	$4.35	$1.57	$(0.91)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.38	$4.12	$4.32	$1.57	$(0.91)

Average shares outstanding - basic	60,604	60,898	60,963	60,635	60,732
Average shares outstanding - diluted	61,161	61,367	61,322	60,989	61,269

Net claims and claim expense ratio	1.9%	13.0%	17.6%	28.6%	8.9%
Underwriting expense ratio	35.8%	30.3%	26.2%	27.9%	27.2%

Combined ratio	37.7%	43.3%	43.8%	56.5%	36.1%

Operating return on average common equity - annualized (1)	22.7%	33.3%	38.9%	15.5%	4.8%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Year to Date

	Twelve months ended
	December 31, 2009	December 31, 2008
Revenues
Gross premiums written	$1,728,932	$1,736,028

Net premiums written	$1,206,397	$1,353,620
Decrease in unearned premiums	67,419	33,204

Net premiums earned	1,273,816	1,386,824
Net investment income	323,981	24,231
Net foreign exchange (losses) gains	(13,623)	2,600
Equity in earnings of other ventures	10,976	13,603
Other income	2,021	10,252
Net realized and unrealized gains on fixed maturity investments	93,162	10,700

Total other-than-temporary impairments	(26,999)	(217,014)
Portion recognized in other-than-temporary impairments	4,518	—

Net other-than-temporary impairments	(22,481)	(217,014)

Total revenues	1,667,852	1,231,196

Expenses
Net claims and claim expenses incurred	197,287	760,489
Acquisition expenses	189,775	213,553
Operational expenses	189,686	122,165
Corporate expenses	14,240	25,635
Interest expense	15,111	24,633

Total expenses	606,099	1,146,475

Income before taxes	1,061,753	84,721
Income tax expense	(9,094)	(568)

Net income	1,052,659	84,153
Net income attributable to redeemable noncontrolling interest - DaVinciRe	(171,501)	(55,133)

Net income attributable to RenaissanceRe	881,158	29,020
Dividends on preference shares	(42,300)	(42,300)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$838,858	$(13,280)

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$12.25	$3.04
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$13.50	$(0.21)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$13.40	$(0.21)

Average shares outstanding - basic	60,775	62,531
Average shares outstanding - diluted	61,210	63,411

Net claims and claim expense ratio	15.5%	54.8%
Underwriting expense ratio	29.8%	24.2%

Combined ratio	45.3%	79.0%

Operating return on average common equity - annualized (1)	27.6%	7.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended December 31, 2009
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$(10,240)	$83,558	$(272)	$73,046

Net premiums written	$(13,947)	$67,040		$53,093

Net premiums earned	$193,582	$102,656		$296,238
Net claims and claim expenses incurred	(47,507)	53,207		5,700
Acquisition expenses	21,527	26,946		48,473
Operational expenses	41,063	16,503		57,566

Underwriting income	$178,499	$6,000		$184,499

Net claims and claim expenses incurred - current accident year	$18,232	$62,568		$80,800
Net claims and claim expenses incurred - prior accident years	(65,739)	(9,361)		(75,100)

Net claims and claim expenses incurred - total	$(47,507)	$53,207		$5,700

Net claims and claim expense ratio - current accident year	9.4%	60.9%		27.3%
Net claims and claim expense ratio - prior accident years	(33.9%)	(9.1%)		(25.4%)

Net claims and claim expense ratio - calendar year	(24.5%)	51.8%		1.9%
Underwriting expense ratio	32.3%	42.4%		35.8%

Combined ratio	7.8%	94.2%		37.7%

	Three months ended December 31, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$53,407	$107,958	$244	$161,609

Net premiums written	$46,557	$95,517		$142,074

Net premiums earned	$200,188	$121,807		$321,995
Net claims and claim expenses incurred	(49,857)	78,626		28,769
Acquisition expenses	26,942	32,339		59,281
Operational expenses	17,300	10,962		28,262

Underwriting income (loss)	$205,803	$(120)		$205,683

Net claims and claim expenses incurred - current accident year	$46,398	$86,546		$132,944
Net claims and claim expenses incurred - prior accident years	(96,255)	(7,920)		(104,175)

Net claims and claim expenses incurred - total	$(49,857)	$78,626		$28,769

Net claims and claim expense ratio - current accident year	23.2%	71.1%		41.3%
Net claims and claim expense ratio - prior accident years	(48.1%)	(6.6%)		(32.4%)

Net claims and claim expense ratio - calendar year	(24.9%)	64.5%		8.9%
Underwriting expense ratio	22.1%	35.6%		27.2%

Combined ratio	(2.8%)	100.1%		36.1%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Year to Date

	Twelve months ended December 31, 2009
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,210,795	$530,787	$(12,650)	$1,728,932

Net premiums written	$839,023	$367,374		$1,206,397

Net premiums earned	$849,725	$424,091		$1,273,816
Net claims and claim expenses incurred	(87,639)	284,926		197,287
Acquisition expenses	78,848	110,927		189,775
Operational expenses	139,328	50,358		189,686

Underwriting income (loss)	$719,188	$(22,120)		$697,068

Net claims and claim expenses incurred - current accident year	$161,868	$279,918		$441,786
Net claims and claim expenses incurred - prior accident years	(249,507)	5,008		(244,499)

Net claims and claim expenses incurred - total	$(87,639)	$284,926		$197,287

Net claims and claim expense ratio - current accident year	19.0%	66.0%		34.7%
Net claims and claim expense ratio - prior accident years	(29.3%)	1.2%		(19.2%)

Net claims and claim expense ratio - calendar year	(10.3%)	67.2%		15.5%
Underwriting expense ratio	25.7%	38.0%		29.8%

Combined ratio	15.4%	105.2%		45.3%

	Twelve months ended December 31, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$1,154,391	$587,309	$(5,672)	$1,736,028

Net premiums written	$871,893	$481,727		$1,353,620

Net premiums earned	$909,759	$477,065		$1,386,824
Net claims and claim expenses incurred	440,900	319,589		760,489
Acquisition expenses	105,437	108,116		213,553
Operational expenses	81,797	40,368		122,165

Underwriting income	$281,625	$8,992		$290,617

Net claims and claim expenses incurred - current accident year	$629,022	$366,294		$995,316
Net claims and claim expenses incurred - prior accident years	(188,122)	(46,705)		(234,827)

Net claims and claim expenses incurred - total	$440,900	$319,589		$760,489

Net claims and claim expense ratio - current accident year	69.1%	76.8%		71.8%
Net claims and claim expense ratio - prior accident years	(20.6%)	(9.8%)		(17.0%)

Net claims and claim expense ratio - calendar year	48.5%	67.0%		54.8%
Underwriting expense ratio	20.5%	31.1%		24.2%

Combined ratio	69.0%	98.1%		79.0%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended December 31, 2009			Three months ended December 31, 2008
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$(31,277)	$21,037	$(10,240)	$24,557	$28,850	$53,407

Net premiums written	$(32,842)	$18,895	$(13,947)	$17,925	$28,632	$46,557

Net premiums earned	$161,859	$31,723	$193,582	$162,124	$38,064	$200,188
Net claims and claim expenses incurred	(49,772)	2,265	(47,507)	(76,396)	26,539	(49,857)
Acquisition expenses	17,821	3,706	21,527	18,238	8,704	26,942
Operational expenses	28,302	12,761	41,063	12,706	4,594	17,300

Underwriting income (loss)	$165,508	$12,991	$178,499	$207,576	$(1,773)	$205,803

Net claims and claim expenses incurred - current accident year	$7,276	$10,956	$18,232	$7,346	$39,052	$46,398
Net claims and claim expenses incurred - prior accident years	(57,048)	(8,691)	(65,739)	(83,742)	(12,513)	(96,255)

Net claims and claim expenses incurred - total	$(49,772)	$2,265	$(47,507)	$(76,396)	$26,539	$(49,857)

Net claims and claim expense ratio - current accident year	4.5%	34.5%	9.4%	4.5%	102.6%	23.2%
Net claims and claim expense ratio - prior accident years	(35.3%)	(27.4%)	(33.9%)	(51.6%)	(32.9%)	(48.1%)

Net claims and claim expense ratio - calendar year	(30.8%)	7.1%	(24.5%)	(47.1%)	69.7%	(24.9%)
Underwriting expense ratio	28.5%	51.9%	32.3%	19.1%	35.0%	22.1%

Combined ratio	(2.3%)	59.0%	7.8%	(28.0%)	104.7%	(2.8%)

	Twelve months ended December 31, 2009			Twelve months ended December 31, 2008
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total

Gross premiums written	$1,096,449	$114,346	$1,210,795	$994,621	$159,770	$1,154,391

Net premiums written	$732,886	$106,137	$839,023	$712,341	$159,552	$871,893

Net premiums earned	$705,598	$144,127	$849,725	$717,570	$192,189	$909,759
Net claims and claim expenses incurred	(102,072)	14,433	(87,639)	372,760	68,140	440,900
Acquisition expenses	55,198	23,650	78,848	62,038	43,399	105,437
Operational expenses	103,040	36,288	139,328	62,626	19,171	81,797

Underwriting income	$649,432	$69,756	$719,188	$220,146	$61,479	$281,625

Net claims and claim expenses incurred - current accident year	$82,323	$79,545	$161,868	$504,351	$124,671	$629,022
Net claims and claim expenses incurred - prior accident years	(184,395)	(65,112)	(249,507)	(131,591)	(56,531)	(188,122)

Net claims and claim expenses incurred - total	$(102,072)	$14,433	$(87,639)	$372,760	$68,140	$440,900

Net claims and claim expense ratio - current accident year	11.7%	55.2%	19.0%	70.3%	64.9%	69.1%
Net claims and claim expense ratio - prior accident years	(26.2%)	(45.2%)	(29.3%)	(18.4%)	(29.4%)	(20.6%)

Net claims and claim expense ratio - calendar year	(14.5%)	10.0%	(10.3%)	51.9%	35.5%	48.5%
Underwriting expense ratio	22.5%	41.6%	25.7%	17.4%	32.5%	20.5%

Combined ratio	8.0%	51.6%	15.4%	69.3%	68.0%	69.0%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written

	Three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Renaissance catastrophe premiums	$(17,184)	$78,232	$356,269	$289,630	$19,487
Renaissance specialty premiums	21,037	25,249	(3,370)	68,973	26,875

Total Renaissance premiums	3,853	103,481	352,899	358,603	46,362

DaVinci catastrophe premiums	(14,093)	29,076	202,733	171,786	5,070
DaVinci specialty premiums	—	(70)	—	2,527	1,975

Total DaVinci premiums	(14,093)	29,006	202,733	174,313	7,045

Total Reinsurance premiums	$(10,240)	$132,487	$555,632	$532,916	$53,407

Total specialty premiums	$21,037	$25,179	$(3,370)	$71,500	$28,850

Total catastrophe premiums	$(31,277)	$107,308	$559,002	$461,416	$24,557
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (1)	2,432	(434)	26,184	23,792	—
Catastrophe premiums assumed from the Individual Risk segment	(272)	(13,423)	809	236	244

Total managed catastrophe premiums (2)	$(29,117)	$93,451	$585,995	$485,444	$24,801

	Twelve months ended
	December 31, 2009	December 31, 2008
Renaissance catastrophe premiums	$706,947	$633,611
Renaissance specialty premiums	111,889	153,701

Total Renaissance premiums	818,836	787,312

DaVinci catastrophe premiums	389,502	361,010
DaVinci specialty premiums	2,457	6,069

Total DaVinci premiums	391,959	367,079

Total Reinsurance premiums	$1,210,795	$1,154,391

Total specialty premiums	$114,346	$159,770

Total catastrophe premiums	$1,096,449	$994,621
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (1)	51,974	55,370
Catastrophe premiums assumed from the Individual Risk segment	(12,650)	(5,672)

Total managed catastrophe premiums (2)	$1,135,773	$1,044,319

(1)	Top Layer Re is accounted for under the equity method of accounting.

(2)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

7

RenaissanceRe Holdings Ltd.

Individual Risk Segment - Gross Premiums Written

	Three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
By Type of Business
Crop	$25,882	$21,296	$234,994	$8,152	$52,229
Commercial multi-line	25,028	31,066	25,447	24,642	27,131
Commercial property	20,820	15,514	32,366	16,121	18,055
Personal lines property	11,828	15,473	5,924	16,234	10,543

Total Individual Risk premiums	$83,558	$83,349	$298,731	$65,149	$107,958

	Twelve months ended
	December 31, 2009	December 31, 2008
By Type of Business
Crop	$290,324	$272,559
Commercial multi-line	106,183	119,987
Commercial property	84,821	134,601
Personal lines property	49,459	60,162

Total Individual Risk premiums	$530,787	$587,309

8

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Revenues
Gross premiums written	$(14,093)	$29,006	$202,733	$174,313	$7,045

Net premiums written	$(15,721)	$4,148	$194,552	$149,125	$5,071
Decrease (increase) in unearned premiums	93,966	79,730	(109,562)	(69,479)	71,459

Net premiums earned	78,245	83,878	84,990	79,646	76,530
Net investment income (loss)	9,606	14,011	15,200	8,862	(211)
Net foreign exchange gains (losses)	263	713	(968)	(3,332)	(717)
Other (loss) income	(4,263)	(6,157)	(2,674)	90	(1,370)
Net realized and unrealized gains (losses) on fixed maturity investments	13,448	2,631	(255)	1,344	(2,634)

Total other-than-temporary impairments	(1,402)	—	—	(108)	(6,561)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	(1,402)	—	—	(108)	(6,561)

Total revenues	95,897	95,076	96,293	86,502	65,037

Expenses
Net claims and claim expenses incurred	(16,230)	(729)	(21,362)	1,792	(35,507)
Acquisition expenses	21,525	22,159	25,887	15,760	9,377
Operational and corporate expenses	11,383	12,051	10,540	10,427	3,943
Interest expense	489	631	927	1,145	2,495

Total expenses	17,167	34,112	15,992	29,124	(19,692)

Net income	78,730	60,964	80,301	57,378	84,729
Net income attributable to redeemable noncontrolling interest	(158)	(123)	(163)	(117)	(175)

Net income available to DaVinciRe common shareholders	$78,572	$60,841	$80,138	$57,261	$84,554

Net claims and claim expenses incurred - current accident year	$2,379	$14,560	$7,334	$7,675	$1,764
Net claims and claim expenses incurred - prior accident years	(18,609)	(15,289)	(28,696)	(5,883)	(37,271)

Net claims and claim expenses incurred - total	$(16,230)	$(729)	$(21,362)	$1,792	$(35,507)

Net claims and claim expense ratio - current accident year	3.0%	17.4%	8.6%	9.6%	2.3%
Net claims and claim expense ratio - prior accident years	(23.7%)	(18.3%)	(33.7%)	(7.4%)	(48.7%)

Net claims and claim expense ratio - calendar year	(20.7%)	(0.9%)	(25.1%)	2.2%	(46.4%)
Underwriting expense ratio	42.0%	40.8%	42.8%	32.9%	17.4%

Combined ratio	21.3%	39.9%	17.7%	35.1%	(29.0%)

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Twelve months ended
	December 31, 2009	December 31, 2008
Revenues
Gross premiums written	$391,959	$367,079

Net premiums written	$332,104	$341,197
Increase in unearned premiums	(5,345)	(8,837)

Net premiums earned	326,759	332,360
Net investment income	47,679	43,085
Net foreign exchange (losses) gains	(3,324)	611
Other loss	(13,004)	(2,959)
Net realized and unrealized gains on fixed maturity investments	17,168	5,235

Total other-than-temporary impairments	(1,510)	(41,746)
Portion recognized in other comprehensive income, before taxes	—	—

Net other-than-temporary impairments	(1,510)	(41,746)

Total revenues	373,768	336,586

Expenses
Net claims and claim expenses incurred	(36,529)	182,293
Acquisition expenses	85,331	50,106
Operational and corporate expenses	44,401	24,139
Interest expense	3,192	8,678

Total expenses	96,395	265,216

Net income	277,373	71,370
Net income attributable to redeemable noncontrolling interest	(561)	(162)

Net income available to DaVinciRe common shareholders	$276,812	$71,208

Net claims and claim expenses incurred - current accident year	$31,948	$237,365
Net claims and claim expenses incurred - prior accident years	(68,477)	(55,072)

Net claims and claim expenses incurred - total	$(36,529)	$182,293

Net claims and claim expense ratio - current accident year	9.8%	71.4%
Net claims and claim expense ratio - prior accident years	(21.0%)	(16.6%)

Net claims and claim expense ratio - calendar year	(11.2%)	54.8%
Underwriting expense ratio	39.7%	22.4%

Combined ratio	28.5%	77.2%

10

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Assets
Fixed maturity investments available for sale, at fair value	$3,559,197	$4,505,446	$4,230,443	$3,164,848	$2,996,885
Fixed maturity investments trading, at fair value	736,595	—	—	—	—

Total fixed maturity investments, at fair value	4,295,792	4,505,446	4,230,443	3,164,848	2,996,885
Short term investments, at fair value	1,002,306	880,406	1,074,469	2,136,336	2,172,343
Other investments, at fair value	858,026	812,056	779,416	733,023	773,475
Investments in other ventures, under equity method	97,287	94,859	91,677	88,159	99,879

Total investments	6,253,411	6,292,767	6,176,005	6,122,366	6,042,582
Cash and cash equivalents	260,716	347,993	209,933	249,340	274,692
Premiums receivable	589,827	826,562	1,071,666	593,199	565,630
Ceded reinsurance balances	91,852	207,257	250,225	149,309	88,019
Losses recoverable	194,241	253,312	266,993	201,215	299,534
Accrued investment income	31,928	34,076	29,209	23,927	26,614
Deferred acquisition costs	61,870	95,614	114,836	97,710	81,904
Receivable for investments sold	7,431	188,497	332,763	308,483	236,485
Other secured assets	27,730	27,464	76,509	76,331	76,424
Other assets	205,347	201,982	206,455	165,492	217,986
Goodwill and other intangibles	76,688	69,175	70,843	72,537	74,181

Total assets	$7,801,041	$8,544,699	$8,805,437	$8,059,909	$7,984,051

Liabilities, Redeemable Noncontrolling Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,702,006	$1,837,879	$1,938,295	$1,992,049	$2,160,612
Reserve for unearned premiums	446,649	805,199	1,069,082	716,613	510,235
Debt	300,000	450,000	450,000	450,000	450,000
Reinsurance balances payable	381,548	457,947	499,437	289,522	315,401
Payable for investments purchased	59,236	247,502	468,329	590,401	378,111
Other secured liabilities	27,500	27,500	77,420	77,420	77,420
Other liabilities	256,669	251,504	198,710	171,738	290,998

Total liabilities	3,173,608	4,077,531	4,701,273	4,287,743	4,182,777

Redeemable noncontrolling interest - DaVinciRe	786,647	746,698	700,562	650,763	768,531

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	61,745	62,390	62,345	62,324	61,503
Additional paid-in capital	—	25,494	18,600	11,373	—
Accumulated other comprehensive income	41,438	78,338	12,065	69,530	75,387
Retained earnings	3,087,603	2,904,248	2,660,592	2,328,176	2,245,853

Total shareholders’ equity	3,840,786	3,720,470	3,403,602	3,121,403	3,032,743

Total liabilities, redeemable noncontrolling interest and shareholders’ equity	$7,801,041	$8,544,699	$8,805,437	$8,059,909	$7,984,051

Book value per common share	$51.68	$49.21	$44.17	$39.65	$38.74

Common shares outstanding	61,745	62,390	62,345	62,324	61,503

11

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
TYPE OF INVESTMENT
U.S. treasuries	$918,157	14.7%	$713,715	11.3%	$300,521	4.9%	$227,594	3.7%	$467,480	7.8%
Agencies	165,577	2.6%	256,570	4.1%	679,999	11.0%	404,124	6.6%	448,521	7.4%
Non-U.S. government (Sovereign debt)	198,059	3.2%	122,757	2.0%	98,382	1.6%	72,904	1.2%	55,370	0.9%
FDIC guaranteed corporate	855,988	13.7%	903,137	14.4%	812,509	13.2%	516,115	8.4%	207,393	3.4%
Non-U.S. government-backed corporate	248,746	4.0%	227,718	3.6%	143,284	2.3%	15,569	0.3%	3,530	0.1%
Corporate	1,135,504	18.2%	860,057	13.7%	741,295	12.0%	510,848	8.3%	537,975	8.9%
Agency mortgage-backed securities	393,397	6.3%	1,039,945	16.5%	1,069,621	17.3%	990,126	16.2%	756,902	12.5%
Non-agency mortgage-backed securities	36,383	0.6%	46,179	0.7%	49,590	0.8%	62,059	1.0%	98,672	1.6%
Commercial mortgage-backed securities	251,472	4.0%	232,053	3.7%	204,275	3.3%	213,943	3.5%	255,020	4.3%
Asset-backed securities	92,509	1.5%	103,315	1.6%	130,967	2.1%	151,566	2.5%	166,022	2.7%

Total fixed maturity investments, at fair value	4,295,792	68.8%	4,505,446	71.6%	4,230,443	68.5%	3,164,848	51.7%	2,996,885	49.6%
Short term investments, at fair value	1,002,306	16.0%	880,406	14.0%	1,074,469	17.4%	2,136,336	34.9%	2,172,343	36.0%
Other investments, at fair value	858,026	13.7%	812,056	12.9%	779,416	12.6%	733,023	12.0%	773,475	12.8%

Total managed investment portfolio	6,156,124	98.5%	6,197,908	98.5%	6,084,328	98.5%	6,034,207	98.6%	5,942,703	98.4%
Investments in other ventures, under equity method	97,287	1.5%	94,859	1.5%	91,677	1.5%	88,159	1.4%	99,879	1.6%

Total investments	$6,253,411	100.0%	$6,292,767	100.0%	$6,176,005	100.0%	$6,122,366	100.0%	$6,042,582	100.0%

CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$3,107,713	72.3%	$3,636,884	80.7%	$3,498,768	82.7%	$2,625,260	83.0%	$2,524,500	84.2%
AA	493,965	11.5%	368,744	8.2%	344,888	8.2%	210,173	6.6%	147,405	4.9%
A	424,563	9.9%	266,502	5.9%	227,803	5.4%	200,312	6.3%	200,318	6.7%
BBB	184,374	4.3%	149,509	3.3%	86,188	2.0%	65,726	2.1%	66,123	2.2%
Non-investment grade	85,177	2.0%	83,807	1.9%	72,796	1.7%	63,377	2.0%	58,539	2.0%

Total fixed maturity investments, at fair value	$4,295,792	100.0%	$4,505,446	100.0%	$4,230,443	100.0%	$3,164,848	100.0%	$2,996,885	100.0%

MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$83,280	1.9%	$125,570	2.8%	$136,859	3.2%	$110,388	3.5%	$115,316	3.8%
Due after one through five years	2,867,397	66.7%	2,550,285	56.6%	2,292,095	54.2%	1,363,800	43.1%	1,327,837	44.4%
Due after five through ten years	498,382	11.6%	297,289	6.6%	271,697	6.4%	191,201	6.0%	183,396	6.1%
Due after 10 years	72,972	1.7%	110,810	2.5%	75,339	1.8%	81,765	2.6%	93,720	3.1%
Mortgage-backed securities	681,252	15.9%	1,318,177	29.2%	1,323,486	31.3%	1,266,128	40.0%	1,110,594	37.1%
Asset-backed securities	92,509	2.2%	103,315	2.3%	130,967	3.1%	151,566	4.8%	166,022	5.5%

Total fixed maturity investments, at fair value	$4,295,792	100.0%	$4,505,446	100.0%	$4,230,443	100.0%	$3,164,848	100.0%	$2,996,885	100.0%

	Dec. 31, 2009		Sept. 30, 2009		June 30, 2009		Mar. 31, 2009		Dec. 31, 2008
Average yield to maturity of fixed maturities and short term investments	2.3%		2.4%		3.0%		2.5%		2.8%
Average duration of fixed maturities and short term investments	2.6		2.5		2.5		1.3		1.5
Average credit quality of fixed maturities and short term investments	AA		AA		AA		AA		AA

12

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
TYPE OF INVESTMENT
Private equity partnerships	$286,108	$279,030	$263,263	$247,559	$258,901
Senior secured bank loan funds	245,701	240,514	259,234	220,202	215,870
Catastrophe bonds	160,051	124,192	100,502	93,798	93,085
Non-U.S. fixed income funds	75,891	81,083	68,192	81,757	81,719
Hedge funds	54,163	52,955	66,625	72,428	105,838
Miscellaneous other investments	36,112	34,282	21,600	17,279	18,062

Total other investments, at fair value	$858,026	$812,056	$779,416	$733,023	$773,475

TYPE OF INVESTMENT
Private equity partnerships	33.4%	34.4%	33.8%	33.7%	33.5%
Senior secured bank loan funds	28.6%	29.6%	33.3%	30.0%	27.9%
Catastrophe bonds	18.7%	15.3%	12.9%	12.8%	12.0%
Non-U.S. fixed income funds	8.8%	10.0%	8.7%	11.2%	10.6%
Hedge funds	6.3%	6.5%	8.5%	9.9%	13.7%
Miscellaneous other investments	4.2%	4.2%	2.8%	2.4%	2.3%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

13

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended					Twelve months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Fixed maturity investments	$37,289	$44,127	$40,007	$39,127	$53,290	$160,550	$201,220
Short term investments	1,827	2,285	2,741	3,071	7,313	9,924	48,437
Other investments
Hedge funds and private equity investments	10,183	15,510	12,327	(19,741)	(55,364)	18,279	(101,779)
Other	14,058	47,748	61,740	21,821	(84,983)	145,367	(117,867)
Cash and cash equivalents	223	102	157	373	1,552	855	7,452

	63,580	109,772	116,972	44,651	(78,192)	334,975	37,463
Investment expenses	(2,833)	(2,957)	(2,679)	(2,525)	(4,532)	(10,994)	(13,232)

Net investment income (loss)	60,747	106,815	114,293	42,126	(82,724)	323,981	24,231

Gross realized gains	52,363	26,734	33,213	31,423	40,749	143,733	99,634
Gross realized losses	(5,622)	(9,940)	(14,324)	(9,297)	(58,371)	(39,183)	(88,934)

Net realized gains (losses) on fixed maturity investments	46,741	16,794	18,889	22,126	(17,622)	104,550	10,700
Net unrealized losses on fixed maturity investments, trading	(11,388)	—	—	—	—	(11,388)	—

Net realized and unrealized gains (losses) on fixed maturity investments	35,353	16,794	18,889	22,126	(17,622)	93,162	10,700
Total other-than-temporary impairments	(1,280)	(1,408)	(5,289)	(19,022)	(66,251)	(26,999)	(217,014)
Portion recognized in other comprehensive income, before taxes	—	1,062	3,456	—	—	4,518	—

Net other-than-temporary impairments	(1,280)	(346)	(1,833)	(19,022)	(66,251)	(22,481)	(217,014)
Net unrealized (losses) gains on fixed maturity investments available for sale	(46,004)	74,697	(57,166)	(5,407)	62,363	(33,880)	29,433
FAS 115-2 cumulative effect adjustment (1)	—	—	76,615	—	—	76,615	—

Net change in unrealized holding gains on fixed maturity investments available for sale	(46,004)	74,697	19,449	(5,407)	62,363	42,735	29,433

Total investment result	$48,816	$197,960	$150,798	$39,823	$(104,234)	$437,397	$(152,650)

(1)	Cumulative effect adjustment to opening retained earnings as of April 1, 2009, related to the recognition and presentation of other-than-temporary impairments, as required by FASB ASC Topic Investments - Debt and Equity Securities.

14

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

					Credit Rating (1)
At December 31, 2009	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,002,306	$1,002,306	16.3%	0.2%	$976,986	$1,502	$22,660	$1,158	$—	$—
		100.0%			97.5%	0.1%	2.3%	0.1%	0.0%	0.0%
Fixed maturity investments
U.S. treasuries	926,728	918,157	15.0%	2.1%	918,157	—	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	83,051	83,632	1.4%	1.7%	78,827	—	4,805	—	—	—
Other agencies	81,020	81,945	1.3%	1.7%	81,945	—	—	—	—	—

Total agencies	164,071	165,577	2.7%	1.7%	160,772	—	4,805	—	—	—
Non-U.S. government (Sovereign debt)	189,922	198,059	3.2%	3.3%	130,948	21,670	12,954	22,777	8,989	721
FDIC guaranteed corporate	850,193	855,988	13.9%	1.4%	855,988	—	—	—	—	—
Non-U.S. government-backed corporate	248,888	248,746	4.0%	2.5%	239,805	8,941	—	—	—	—
Corporate	1,111,299	1,135,504	18.4%	3.7%	78,040	454,694	378,698	149,059	72,163	2,850
Mortgage-backed securities
Residential mortgage-backed securities
Agency securities	391,838	393,397	6.4%	3.5%	393,397	—	—	—	—	—
Non-agency securities	21,285	21,822	0.4%	6.6%	15,522	5,402	—	773	125	—
Non-agency securities - Alt A	13,786	14,561	0.2%	9.6%	11,843	916	1,473	—	329	—
Non-agency securities - Sub-prime	—	—	—	—	—	—	—	—	—	—

Total residential mortgage-backed securities	426,909	429,780	7.0%	3.9%	420,762	6,318	1,473	773	454	—
Commercial mortgage-backed securities	253,713	251,472	4.1%	4.8%	210,732	2,342	26,633	11,765	—	—

Total mortgage-backed securities	680,622	681,252	11.1%	4.2%	631,494	8,660	28,106	12,538	454	—
Asset-backed securities
Student loans	51,936	54,973	0.9%	1.4%	54,973	—	—	—	—	—
Auto	19,402	19,604	0.3%	1.5%	19,604	—	—	—	—	—
Credit cards	6,964	7,093	0.1%	0.9%	7,093	—	—	—	—	—
Other	11,141	10,839	0.2%	4.4%	10,839	—	—	—	—	—

Total asset-backed securities	89,443	92,509	1.5%	1.7%	92,509	—	—	—	—	—

Total securitized assets	770,065	773,761	12.6%	3.9%	724,003	8,660	28,106	12,538	454	—

Total fixed maturity investments	4,261,166	4,295,792	69.8%	2.8%	3,107,713	493,965	424,563	184,374	81,606	3,571
		100.0%			72.3%	11.5%	9.9%	4.3%	1.9%	0.1%

Other investments
Private equity partnerships		286,108	4.6%		—	—	—	—	—	286,108
Senior secured bank loan funds		245,701	4.0%		—	—	—	—	245,701	—
Catastrophe bonds		160,051	2.6%		—	25,595	—	—	134,456	—
Non-U.S. fixed income funds		75,891	1.2%		—	—	—	45,215	30,676	—
Hedge funds		54,163	0.9%		—	—	—	—	—	54,163
Miscellaneous other investments		36,112	0.6%		—	—	—	27,750	—	8,362

Total other investments		858,026	13.9%		—	25,595	—	72,965	410,833	348,633
Total managed investment portfolio		$6,156,124	100.0%		$4,084,699	$521,062	$447,223	$258,497	$492,439	$352,204
		100.0%			66.3%	8.5%	7.3%	4.2%	8.0%	5.7%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short-term issue credit rating as AAA, short term investments with A-2 short-term issue credit rating as AA and short term investments with an A-3 short-term issue credit rating as A.

15

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Fair Value

	At December 31, 2009		At December 31, 2008		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,002,306	16.3%	$2,172,343	36.6%	$(1,170,037)	(53.9%)

Fixed maturity investments

U.S. treasuries	918,157	15.0%	467,480	7.9%	450,677	96.4%

Agencies

Fannie Mae & Freddie Mac	83,632	1.4%	385,229	6.4%	(301,597)	(78.3%)
Other agencies	81,945	1.3%	63,292	1.1%	18,653	29.5%

Total agencies	165,577	2.7%	448,521	7.5%	(282,944)	(63.1%)

Non-U.S. government (Sovereign debt)	198,059	3.2%	55,370	0.9%	142,689	257.7%

FDIC guaranteed corporate	855,988	13.9%	207,393	3.5%	648,595	312.7%

Non-U.S. government-backed corporate	248,746	4.0%	3,530	0.1%	245,216	6946.6%

Corporate	1,135,504	18.4%	537,975	9.1%	597,529	111.1%

Mortgage-backed securities
Residential mortgage-backed securities
Agency securities	393,397	6.4%	756,902	12.7%	(363,505)	(48.0%)
Non-agency securities	21,822	0.4%	70,916	1.2%	(49,094)	(69.2%)
Non-agency securities - Alt A	14,561	0.2%	27,756	0.5%	(13,195)	(47.5%)
Non-agency securities - Sub-prime	—	0.0%	—	0.0%	—	0.0%

Total residential mortgage-backed securities	429,780	7.0%	855,574	14.4%	(425,794)	(49.8%)

Commercial mortgage-backed securities	251,472	4.1%	255,020	4.3%	(3,548)	(1.4%)

Total mortgage-backed securities	681,252	11.1%	1,110,594	18.7%	(429,342)	(38.7%)

Asset-backed securities
Student loans	54,973	0.9%	46,988	0.8%	7,985	17.0%
Auto	19,604	0.3%	95,812	1.6%	(76,208)	(79.5%)
Credit cards	7,093	0.1%	12,056	0.2%	(4,963)	(41.2%)
Other	10,839	0.2%	11,166	0.1%	(327)	(2.9%)

Total asset-backed securities	92,509	1.5%	166,022	2.7%	(73,513)	(44.3%)

Total securitized assets	773,761	12.6%	1,276,616	21.4%	(502,855)	(39.4%)

Total fixed maturity investments	4,295,792	69.8%	2,996,885	50.4%	1,298,907	43.3%

Other investments
Private equity partnerships	286,108	4.6%	258,901	4.3%	27,207	10.5%
Senior secured bank loan funds	245,701	4.0%	215,870	3.6%	29,831	13.8%
Catastrophe bonds	160,051	2.6%	93,085	1.6%	66,966	71.9%
Non-U.S. fixed income funds	75,891	1.2%	81,719	1.4%	(5,828)	(7.1%)
Hedge funds	54,163	0.9%	105,838	1.8%	(51,675)	(48.8%)
Miscellaneous other investments	36,112	0.6%	18,062	0.3%	18,050	99.9%

Total other investments	858,026	13.9%	773,475	13.0%	84,551	10.9%

Total managed investment portfolio	$6,156,124	100.0%	$5,942,703	100.0%	$213,421	3.6%

16

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Securitized Assets

			% of Total Managed Investment Portfolio
At December 31, 2009	Fair Value	% of Total Managed Investment Portfolio	Vintage						% of Total Securitized Assets	Weighted Average Life
			2009	2008	2007	2006	2005	2004 & Prior
Total managed investment portfolio	$6,156,124	100.0%

Mortgage-backed securities

Residential mortgage-backed securities

Agency securities	393,397	6.4%	3.3%	1.0%	1.0%	0.4%	0.5%	0.2%	50.8%	4.9
Non-agency securities	21,822	0.4%	0.0%	0.0%	0.0%	0.0%	0.1%	0.3%	2.8%	4.5
Non-agency securities - Alt A	14,561	0.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	1.9%	4.3
Non-agency securities - Sub-prime	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	—

Total non-agency securities	36,383	0.6%	0.0%	0.0%	0.0%	0.0%	0.2%	0.4%	4.7%	4.4

Total residential mortgage-backed securities	429,780	7.0%	3.3%	1.0%	1.0%	0.4%	0.7%	0.6%	55.5%	4.8
Commercial mortgage-backed securities	251,472	4.1%	0.1%	0.2%	0.3%	0.5%	1.2%	1.8%	32.5%	2.7

Total mortgage-backed securities	681,252	11.1%	3.4%	1.2%	1.3%	0.9%	1.9%	2.4%	88.0%	4.1

Asset-backed securities

Student loans	54,973	0.9%	0.0%	0.6%	0.0%	0.0%	0.2%	0.1%	7.2%	5.3
Auto	19,604	0.3%	0.0%	0.1%	0.0%	0.2%	0.0%	0.0%	2.5%	0.7
Credit cards	7,093	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.9%	1.1
Other	10,839	0.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	1.4%	2.4

Total asset-backed securities	92,509	1.5%	0.0%	0.7%	0.0%	0.2%	0.4%	0.2%	12.0%	3.6

Total securitized assets	$773,761	12.6%	3.4%	1.9%	1.3%	1.1%	2.3%	2.6%	100.0%	4.0

17

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Corporate Sector

	At December 31, 2009
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade
Financials	$555,341	$37,317	$252,644	$231,541	$26,490	$7,349
Industrial, utilities and energy	184,799	—	50,465	63,383	48,902	22,049
Consumer	259,646	25,613	151,585	23,735	31,152	27,561
Communications and technology	111,988	15,110	—	56,008	25,505	15,365
Basic materials	23,730	—	—	4,031	17,010	2,689

Total corporate fixed maturity investments, at fair value (1)	$1,135,504	$78,040	$454,694	$378,698	$149,059	$75,013

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	At December 31, 2009
Issuer	Total	Fixed maturity investments	Short term investments
General Electric Company	$84,959	$83,210	$1,749
Wells Fargo & Company	75,614	75,614	—
JP Morgan Chase & Co.	60,415	58,615	1,800
Pfizer Inc.	38,291	38,291	—
Novartis AG	31,304	31,304	—
Rabobank Nederland	28,873	27,373	1,500
Credit Suisse Group AG	28,529	28,529	—
Citigroup Inc.	27,612	25,812	1,800
Barclays PLC	26,996	24,999	1,997
Bank of America Corporation	26,416	25,906	510

Total (2)	$429,009	$419,653	$9,356

(1)	Excludes FDIC guaranteed and non-U.S. government backed corporate fixed maturity investments, at fair value.

(2)	Excludes FDIC guaranteed and non-U.S. government backed corporate fixed maturity and short term investments, at fair value.

18

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

December 31, 2009	Case Reserves	Additional Case Reserves	IBNR	Total
Property catastrophe reinsurance	$165,153	$148,252	$258,451	$571,856
Specialty reinsurance	119,674	101,612	382,818	604,104

Total Reinsurance	284,827	249,864	641,269	1,175,960
Individual Risk	189,389	3,658	332,999	526,046

Total	$474,216	$253,522	$974,268	$1,702,006

September 30, 2009
Property catastrophe reinsurance	$190,779	$233,954	$236,429	$661,162
Specialty reinsurance	110,806	130,040	372,405	613,251

Total Reinsurance	301,585	363,994	608,834	1,274,413
Individual Risk	196,320	6,705	360,441	563,466

Total	$497,905	$370,699	$969,275	$1,837,879

June 30, 2009
Property catastrophe reinsurance	$215,829	$254,199	$216,781	$686,809
Specialty reinsurance	108,376	142,266	387,696	638,338

Total Reinsurance	324,205	396,465	604,477	1,325,147
Individual Risk	199,646	15,948	397,554	613,148

Total	$523,851	$412,413	$1,002,031	$1,938,295

March 31, 2009
Property catastrophe reinsurance	$273,811	$281,956	$231,970	$787,737
Specialty reinsurance	106,700	145,266	379,921	631,887

Total Reinsurance	380,511	427,222	611,891	1,419,624
Individual Risk	236,905	13,519	322,001	572,425

Total	$617,416	$440,741	$933,892	$1,992,049

December 31, 2008
Property catastrophe reinsurance	$312,944	$297,279	$250,946	$861,169
Specialty reinsurance	113,953	135,345	387,352	636,650

Total Reinsurance	426,897	432,624	638,298	1,497,819
Individual Risk	253,327	14,591	394,875	662,793

Total	$680,224	$447,215	$1,033,173	$2,160,612

19

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended December 31, 2009			Three months ended December 31, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,837,879	$253,312	$1,584,567	$2,433,420	$300,076	$2,133,344

Incurred losses and loss expenses
Current year	96,827	16,027	80,800	161,988	29,044	132,944
Prior years	(89,485)	(14,385)	(75,100)	(116,458)	(12,283)	(104,175)

Total incurred losses and loss expenses	7,342	1,642	5,700	45,530	16,761	28,769

Paid losses and loss expenses
Current year	76,272	4,527	71,745	190,866	232	190,634
Prior years	66,943	56,186	10,757	127,472	17,071	110,401

Total paid losses and loss expenses	143,215	60,713	82,502	318,338	17,303	301,035

Reserve for losses and loss expenses, end of period	$1,702,006	$194,241	$1,507,765	$2,160,612	$299,534	$1,861,078

	Twelve months ended December 31, 2009			Twelve months ended December 31, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,160,612	$299,534	$1,861,078	$2,028,496	$183,275	$1,845,221
Incurred losses and loss expenses
Current year	548,178	106,392	441,786	1,199,740	204,424	995,316
Prior years	(264,028)	(19,529)	(244,499)	(271,477)	(36,650)	(234,827)

Total incurred losses and loss expenses	284,150	86,863	197,287	928,263	167,774	760,489

Paid losses and loss expenses
Current year	183,903	6,106	177,797	348,091	1,246	346,845
Prior years	558,853	186,050	372,803	448,056	50,269	397,787

Total paid losses and loss expenses	742,756	192,156	550,600	796,147	51,515	744,632

Reserve for losses and loss expenses, end of period	$1,702,006	$194,241	$1,507,765	$2,160,612	$299,534	$1,861,078

20

RenaissanceRe Holdings Ltd.

Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$211,767	$258,628	$271,179	$97,284	$(55,192)
Amount allocated to participating common shareholders (1)	(5,171)	(6,067)	(6,007)	(1,809)	594

	$206,596	$252,561	$265,172	$95,475	$(54,598)

Denominator:
Denominator for basic income per RenaissanceRe common share -

Weighted average common shares	60,604	60,898	60,963	60,635	60,732

Per common share equivalents of employee stock options and restricted shares	557	469	359	354	537

Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	61,161	61,367	61,322	60,989	61,269

Basic income (loss) per RenaissanceRe common share	$3.41	$4.15	$4.35	$1.57	$(0.91)
Diluted income (loss) per RenaissanceRe common share	$3.38	$4.12	$4.32	$1.57	$(0.91)

	Twelve months ended
(common shares in thousands)	December 31, 2009	December 31, 2008
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$838,858	$(13,280)
Amount allocated to participating common shareholders (1)	(18,473)	59

	$820,385	$(13,221)

Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	60,775	62,531
Per common share equivalents of employee stock options and restricted shares	435	880

Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	61,210	63,411

Basic income (loss) per RenaissanceRe common share	$13.50	$(0.21)
Diluted income (loss) per RenaissanceRe common share	$13.40	$(0.21)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

21

RenaissanceRe Holdings Ltd.

Equity in (Losses) Earnings of Other Ventures

	Three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Top Layer Re	$2,912	$3,385	$4,176	$2,146	$2,310
Tower Hill and the Tower Hill Companies	(3,226)	1,098	536	(491)	(840)
Other	(209)	(152)	720	81	(1,322)

Total equity in (losses) earnings of other ventures	$(523)	$4,331	$5,432	$1,736	$148

	Twelve months ended
	December 31, 2009	December 31, 2008
Top Layer Re	$12,619	$11,377
Tower Hill and the Tower Hill Companies	(2,083)	545
Other	440	1,681

Total equity in earnings of other ventures	$10,976	$13,603

22

RenaissanceRe Holdings Ltd.

Other Income (Loss)

	Three months ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Weather and energy risk management operations	$12,268	$13,674	$6,428	$4,814	$5,232
Mark-to-market on Platinum warrant	5,419	12,839	424	(13,724)	1,836
Weather-related and loss mitigation	(2,717)	(2,110)	(2,963)	(3,279)	(1,919)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(9,841)	(13,147)	(7,928)	(2,678)	(3,717)
Other items	1,919	2,168	383	72	(1,426)

Total other income (loss)	$7,048	$13,424	$(3,656)	$(14,795)	$6

	Twelve months ended
	December 31, 2009	December 31, 2008
Weather and energy risk management operations	$37,184	$25,122
Mark-to-market on Platinum warrant	4,958	(538)
Weather-related and loss mitigation	(11,069)	(9,072)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(33,594)	(9,739)
Other items	4,542	4,479

Total other income	$2,021	$10,252

23

RenaissanceRe Holdings Ltd.

Ratings

At December 31, 2009	A.M. Best	S&P	Moody’s	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

INDIVIDUAL RISK SEGMENT (1)
Glencoe	A	A+	—	—
Stonington	A	A+	—	—
Stonington Lloyds	A	A+	—	—
Lantana	A	A+	—	—

RENAISSANCERE (2)	a-	A	A3	BBB+
RENAISSANCERE (3)	—	Excellent	—	—

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.

(2)	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

(3)	The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

24

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity investments and net other-than-temporary impairments. The Company’s management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share—diluted” and “operating return on average common equity—annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share—diluted to operating income available to RenaissanceRe common shareholders per common share—diluted; and 3) return on average common equity—annualized to operating return on average common equity—annualized:

	Three months ended					Year ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$211,767	$258,628	$271,179	$97,284	$(55,192)	$838,858	$(13,280)
Adjustment for net realized and unrealized (gains) losses on fixed maturity investments	(35,353)	(16,794)	(18,889)	(22,126)	17,622	(93,162)	(10,700)
Adjustment for net other-than-temporary impairments	1,280	346	1,833	19,022	66,251	22,481	217,014

Operating income available to RenaissanceRe common shareholders	$177,694	$242,180	$254,123	$94,180	$28,681	$768,177	$193,034

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.38	$4.12	$4.32	$1.57	$(0.91)	$13.40	$(0.21)
Adjustment for net realized and unrealized (gains) losses on fixed maturity investments	(0.58)	(0.27)	(0.31)	(0.36)	0.29	(1.52)	(0.17)
Adjustment for net other-than-temporary impairments	0.02	—	0.04	0.31	1.09	0.37	3.42

Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.82	$3.85	$4.05	$1.52	$0.47	$12.25	$3.04

Return on average common equity - annualized	27.1%	35.5%	41.5%	16.0%	(9.2%)	30.2%	(0.5%)
Adjustment for net realized and unrealized (gains) losses on fixed maturity investments	(4.6%)	(2.2%)	(2.9%)	(3.6%)	2.9%	(3.4%)	(0.4%)
Adjustment for net other-than-temporary impairments	0.2%	—	0.3%	3.1%	11.1%	0.8%	8.3%

Operating return on average common equity - annualized	22.7%	33.3%	38.9%	15.5%	4.8%	27.6%	7.4%

25

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share plus accumulated dividends” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets and the inclusion of accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share plus accumulated dividends:

	At
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	December 31, 2007
Book value per common share	$51.68	$49.21	$44.17	$39.65	$38.74	$38.94	$41.03
Adjustment for goodwill and other intangibles (1)	(1.95)	(1.83)	(1.89)	(1.93)	(2.01)	(1.92)	(0.09)

Tangible book value per common share	49.73	47.38	42.28	37.72	36.73	37.02	40.94
Adjustment for accumulated dividends	8.88	8.64	8.40	8.16	7.92	7.69	7.00

Tangible book value per common share plus accumulated dividends	$58.61	$56.02	$50.68	$45.88	$44.65	$44.71	$47.94

(1)	At December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and December 31, 2007, goodwill and other intangibles included $43.8 million, $45.3 million, $46.7 million, $48.3 million, $49.8 million, $46.4 million and $nil, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

26